UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 23, 2016
Cintas Corporation
(Exact name of registrant as specified in its charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6800 Cintas Boulevard, P.O. Box 625737, Cincinnati, Ohio	45262-5737
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(513) 459-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On June 23, 2016, Cintas Corporation No. 2 (“Cintas No. 2”), a Nevada corporation and wholly-owned subsidiary of Cintas Corporation (the “Corporation”), entered into a Seventh Amendment Agreement (the “Seventh Amendment”) with KeyBank National Association, as agent (the “Agent”), and certain financial institutions named therein.  The Seventh Amendment modifies certain terms of the Credit Agreement, dated as of May 28, 2004, by and among Cintas No. 2, as borrower, the Agent and certain financial institutions named therein (such Credit Agreement, as amended through and including the Seventh Amendment, is referred to herein as the “Credit Agreement”).  The Corporation and specified wholly-owned subsidiaries of the Corporation guarantee the payment in full of all amounts due from Cintas No. 2 under the Credit Agreement.

Pursuant to the terms of the Seventh Amendment, the maturity date of the Credit Agreement has been extended from May 28, 2019 to June 22, 2021. In addition, the total revolving commitment of the lenders under the Credit Agreement has been increased from $300,000,000 to $450,000,000. Cintas No. 2 has an option to increase the total revolving commitment by up to an additional $150,000,000 with the consent of the Agent and one or more lenders willing to agree to an increased commitment amount.

The Seventh Amendment also adjusts the applicable margin used to calculate the interest rate payable on any outstanding loans as well as the facility fee and base rate payable under the Credit Agreement.

The foregoing description of the Seventh Amendment is qualified in its entirety by the full text of the Seventh Amendment, a copy of which is filed as exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
10.1
Seventh Amendment to Credit Agreement, dated as of June 23, 2016, by and among Cintas Corporation No. 2, KeyBank National Association, as agent, and certain financial institutions named therein, as lenders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

Date: June 28, 2016	By:	/s/ J. Michael Hansen
J. Michael Hansen
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Seventh Amendment to Credit Agreement, dated as of June 23, 2016, by and among Cintas Corporation No. 2, KeyBank National Association, as agent, and certain financial institutions named therein, as lenders.